SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

COGNOS INCORPORATED

(Exact name of registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

0-16006	98-0119485
(Commission File Number No.)	(IRS Employer Identification No.)

3755 Riverside Drive

P.O. Box 9707, Station T

Ottawa, Ontario, Canada

K1G 4K9

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(613) 738-1440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 4, 2007, Cognos Incorporated, a Canadian corporation (“Cognos”), Applix, Inc., a Massachusetts corporation (“Applix”) and Dimension Acquisition Corp., a Massachusetts corporation and indirect wholly-owned subsidiary of Cognos (“Merger Subsidiary”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction or waiver of the conditions therein, Cognos will acquire Applix, a leading provider of business analytics software solutions, for $17.87 per share, or approximately $339 million.  Cognos will assume all unvested Applix options, and will cash out vested Applix options to the extent the exercise price per share is below $17.87.

The acquisition will be conducted by means of a tender offer for all of the outstanding shares of Applix, followed by a merger of Applix with Merger Subsidiary that will result in Applix becoming an indirect, wholly-owned subsidiary of Cognos. Cognos expects to commence the tender offer promptly, and the transaction is currently expected to be completed by the end of the fourth calendar quarter of 2007.

The closing of the tender offer and the completion of the merger are subject to customary closing conditions, including, among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the receipt of any other antitrust or merger control approvals. In addition, Cognos’ acceptance of the tendered shares is subject to Cognos’ ownership, following such acceptance, of at least a majority of all then-outstanding shares of Applix common stock, on a fully-diluted basis.

Directors and executive officers of Applix holding approximately 13.6% of Applix’s outstanding shares of common stock have agreed to tender their shares in connection with the tender offer and to vote in favor of the merger, pursuant to Tender and Voting Agreements (each a “Tender and Voting Agreement”) dated September 4, 2007 entered into with Cognos.

The Merger Agreement and the form of Tender and Voting Agreement have been filed as exhibits to this Form 8-K to provide you with information regarding the terms of the agreements.  Such agreements and the summaries of such agreements as set forth herein are not intended to modify or supplement any factual disclosures about Cognos or Applix in Cognos’ public reports filed with the SEC. In particular, the Merger Agreement, the form of Tender and Voting Agreement and the related summaries are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Cognos and Applix. The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the tender offer if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders. The foregoing descriptions of the Merger Agreement and the form of Tender and Voting Agreement do not purport to be complete, and are qualified in their entirety by reference to such agreements, copies of which are filed, respectively, as Exhibit 2.1 and Exhibit 2.2 hereto and are incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events

On September 4, 2007, Cognos Incorporated announced that it has agreed to buy Applix, Inc. a leading provider of business analytics software solutions, for $17.87 per share, or approximately $339 million.  Cognos will assume all unvested Applix options, and will cash out vested Applix options to the extent the exercise price per share is below $17.87.

A copy of the press release is filed as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

2.1	Agreement and Plan of Merger, dated September 4, 2007, among Cognos Incorporated, Applix, Inc. and Dimension Acquisition Corp.

2.2	Form of Tender and Voting Agreement, dated September 4, 2007, among Cognos Incorporated and the individuals listed on the signature pages thereto.

99.1	Joint Press release, dated September 5, 2007, of Cognos Incorporated and Applix, Inc.

Important Information

THIS FILING IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY SHARES OF APPLIX’S COMMON STOCK WILL ONLY BE MADE PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT COGNOS INTENDS TO FILE WITH THE SEC. ONCE FILED, APPLIX’S STOCKHOLDERS SHOULD READ THESE MATERIALS CAREFULLY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. ONCE FILED, APPLIX’S STOCKHOLDERS WILL BE ABLE TO OBTAIN THE OFFER TO PURCHASE AND RELATED MATERIALS WITH RESPECT TO THE OFFER FREE OF CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV, FROM THE INFORMATION AGENT NAMED IN THE TENDER OFFER MATERIALS OR FROM COGNOS.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release regarding the proposed transaction between Cognos and Applix, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Cognos’ or Applix’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 138.4(9) of the Ontario Securities Act.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including a sufficient number of Applix shares being tendered, may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate Applix’s operations into those of Cognos; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Applix may be difficult; Cognos and Applix are subject to intense competition and increased competition is expected in the future; the failure to protect either party’s intellectual property rights may weaken its competitive position; Cognos is dependent on large transactions; customer decisions are influenced by general economic conditions; third parties may claim that either party’s products infringe their intellectual property rights; fluctuations in foreign currencies could result in transaction losses and increased expenses; acts of war and terrorism may adversely affect either party’s business; the volatility of the international marketplace; and the other factors described in Cognos’ Annual Report on Form 10-K for the fiscal year ended February 28, 2007 and in its most recent quarterly report filed with the SEC, and Applix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and in its most recent quarterly report filed with the SEC.  Cognos and Applix assume no obligation to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNOS INCORPORATED
(Registrant)

Dated: September 5, 2007	By:	/s/ Tom Manley
Tom Manley
Senior Vice President, Finance &
Administration and Chief
Financial Officer